Supplement to Prospectus dated May 1, 2017 for:

•	MassMutual Capital Vantage®

Effective June 12, 2017:

For certain distribution channels, this product will no longer be available in the tax qualified market.

If you have questions about this supplement, or other product questions, you may contact your registered representative, our Customer Service Center, or visit us online at www.massmutual.com/contactus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PS17_01